Filed pursuant to Rule 497(e)
File Nos. 333-92415 and 811-09721
ALLIANZ GLOBAL INVESTORS MANAGED ACCOUNTS TRUST
Supplement dated May 2, 2011
to the
Prospectus dated March 1, 2011 (as revised April 1, 2011)
and to the
Statement of Additional Information dated March 1, 2011 (as revised April 1, 2011)
DISCLOSURE RELATING TO FIXED INCOME SHARES: SERIES H (the “Portfolio”)
Information in the section titled “Fees and Expenses of the Portfolio” for Fixed Income Shares: Series H in the Prospectus is replaced in its entirety with the following:
Fees and Expenses of the Portfolio: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Shareholder Fees (fees paid directly from your investment): None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

				Acquired			Net Annual
		Distribution		Fund Fess	Total Annual		Portfolio
	Advisory	and/or Service	Other	and	Portfolio Operating	Fee Waiver/ Expense	Operating
	Fees(1)	(12b-1) Fees	Expenses	Expenses(2)	Expenses	Reimbursements(3)	Expenses(3)

FISH: Series H	0%	0%	0.06%	0.03%	0.09%	(0.06)%	0.03%

(1)	The table reflects that Allianz Global Investors Fund Management LLC (the “Adviser”) or its affiliates are absorbing all expenses of operating the Portfolio, other than any extraordinary expenses and expenses incurred as a result of Portfolio investments, including any interest expense and Acquired Fund Fees and Expenses. Further, the Adviser and Pacific Investment Management Company LLC (“PIMCO”) do not charge any fees to the Portfolio (which may be viewed as an effective waiver). You should be aware, however, that the Portfolio is an integral part of “wrap-fee” programs, including those sponsored by investment advisers and broker-dealers unaffiliated with the Portfolio, the Adviser or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to PIMCO and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolio.

(2)	Acquired Fund Fees and Expenses are based on amounts incurred indirectly by the Portfolio through investments in other investment companies during its most recent fiscal year.

(3)	The Adviser has agreed irrevocably to waive all fees and pay or reimburse all expenses of the Portfolio, except extraordinary expenses and expenses incurred as a result of Portfolio investments, including any interest expense and Acquired Fund Fees and Expenses.
Example. This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated, your investment has a 5% return each year, all dividends and distributions are reinvested, and the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is the same with or without redemption at the end of each period.

	1 Year	3 Years	5 Years	10 Years

FISH: Series H	$3	$10	$17	$39

The second paragraph in the section titled “Investments, Risks, and Performance” in the Prospectus in the Portfolio Summary for Fixed Income Shares: Series H is replaced in its entirety with the following:
The Portfolio may invest in a mix of investment grade and high yield municipal bonds and “private activity” bonds that are rated (at the time of purchase) below investment grade by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality (commonly known as “high yield securities” or “junk bonds”), with the particular allocation between investment and below investment grade securities based on PIMCO’s assessment of market conditions and other factors. Currently, the Portfolio expects to be invested primarily in higher-rated municipal bonds and other securities, but may invest without limit in high yield securities. The Portfolio may invest up to 30% of its assets in “private activity” bonds whose interest is a tax-preference item for purposes of the AMT. The Portfolio may invest more than 25% of its total assets in bonds of issuers in California and/or New York. The average portfolio duration of the Portfolio is expected to vary and may range anywhere from relatively short (e.g., less than two years) to relatively long (e.g., more than ten years) based on PIMCO’s forecast for interest rates.
The fifth paragraph in the section titled “Principal Investments and Strategies of Each Portfolio” in the Prospectus is replaced in its entirety with the following:
Fixed Income SHares: Series H, normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds.
The second paragraph in the section titled “Principal Investments and Strategies” in the Prospectus for Fixed Income Shares: Series H is replaced with the following:
The Portfolio may invest in a mix of investment grade and high yield municipal bonds and “private activity” bonds that are rated (at the time of purchase) below investment grade by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality (commonly known as “high yield securities” or “junk bonds”), with the particular allocation between investment and below investment grade securities based on PIMCO’s assessment of market conditions and other factors. Currently, the Portfolio expects to be invested primarily in higher-rated municipal bonds and other securities, but may invest without limit in high yield securities. The Portfolio may also invest without limitation in higher-rated municipal bonds and other securities. The Portfolio may invest up to 30% of its assets in “private activity” bonds whose interest is a tax-preference item for purposes of the AMT. For shareholders subject to the AMT, distributions derived from “private activity bonds” must be included in their AMT calculations, and, as such, a portion of the Portfolio’s distribution may be subject to federal income tax. The Portfolio may invest more than 25% of its total assets in bonds of issuers in California and/or New York. To the extent that the Portfolio concentrates its investments in California or New York, it will be subject to higher levels of California or New York State Specific Risk. See “California State-Specific Risk” and “New York State-Specific Risk.” The average portfolio duration of the Portfolio is expected to vary and may range anywhere from relatively short (e.g., less than two years) to relatively long (e.g., more than ten years) based on PIMCO’s forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.
Please retain this Supplement for future reference

Statement of Additional Information
Information in the section titled “Management of the Trust — Portfolio Administrator” in the Statement of Additional Information is revised as follows:
Portfolio Administrator
     AGIFM serves as administrator (and is referred to in this capacity as the “Administrator”) to the Portfolios pursuant to an administration agreement (the “Administration Agreement”) with the Trust. The Administrator provides or procures administrative services to the Portfolios, which include clerical help and accounting, bookkeeping, internal audit services and certain other services they require, and preparation of reports to the Trust’s shareholders and regulatory filings. The Administrator may retain affiliates to provide services as sub-administrators. In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Portfolios, and is responsible for the costs of registration of the Trust’s shares and the printing of prospectuses and shareholder reports for current shareholders. PIMCO will (i) pay directly or (ii) reimburse the Administrator for these out-of-pocket expenses as they relate to the Portfolios. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear these expenses at no charge to the Portfolios. With respect to wrap accounts for which PIMCO serves as the Wrap Program Advisor and that are invested exclusively pursuant to a PIMCO managed account strategy, PIMCO (and not the Portfolios) will pay to AGIFM an annual sub-administration fee ranging from $100,000 — $500,000 a year per account depending on the average level of net assets in a Portfolio.
     The Administrator has also agreed irrevocably to waive all fees and pay or reimburse all operating expenses of the Portfolios except extraordinary expenses and expenses incurred as a result of Portfolio investments, including any interest expense and indirect fees and expenses of investments in other investment companies.
     The Administration Agreement may be terminated by the Trust at any time by vote of (1) a majority of the Trustees, (2) a majority of the outstanding voting securities of the Trust, or (3) by a majority of the Trustees who are not interested persons of the Trust or the Administrator, on 60 days’ written notice to AGIFM.
Please retain this Supplement for future reference.